AMENDMENT NO. 1
TO
SECOND RESTATED
MASTER DISTRIBUTION AGREEMENT
(CLASS B AND CLASS B5 SHARES)
     The Second Restated Master Distribution Agreement (Class B Shares and Class B5 Shares with respect to AIM Money Market Fund) (the “Agreement”) made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006 and the 4th day of May, 2010, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as the “Fund”, or collectively, the “Funds”), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement (each, a “Portfolio”), with respect to the applicable Class B Shares and Class B5 Shares (the “Shares”) of each Portfolio, and INVESCO DISTRIBUTORS, INC., a Delaware corporation (the “Distributor”), is hereby amended as follows:
     WHEREAS, the parties desire to amend the Agreement to add the following new portfolio: Invesco Emerging Market Local Currency Debt Fund;
     NOW, THEREFORE, Schedule A to the Agreement is hereby deleted in its entirety and replaced with Schedule A attached to this amendment.
     All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.
Dated: June 14, 2010

Each FUND listed on Schedule A on behalf of the Shares of each Portfolio listed on Schedule A
By:
Name:	John M. Zerr
Title:	Senior Vice President

INVESCO DISTRIBUTORS, INC.
By:
Name:	John S. Cooper
Title:	President

“SCHEDULE A
TO
SECOND RESTATED
MASTER DISTRIBUTION AGREEMENT
(CLASS B AND CLASS B5 SHARES)
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
Portfolios — Class B Shares
Invesco Core Plus Bond Fund*
Invesco Multi-Sector Fund*
Invesco Select Real Estate Income Fund*
Invesco Structured Core Fund*
Invesco Structured Growth Fund*
Invesco Structured Value Fund*
Invesco Balanced Fund
Invesco California Tax-Free Income Fund
Invesco Dividend Growth Securities Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco Fundamental Value Fund
Invesco Large Cap Relative Value Fund
Invesco New York Tax-Free Income Fund
Invesco S&P 500 Index Fund
Invesco Van Kampen American Franchise Fund
Invesco Van Kampen Core Equity Fund
Invesco Van Kampen Equity and Income Fund
Invesco Van Kampen Equity Premium Income Fund
Invesco Van Kampen Growth and Income Fund
Invesco Van Kampen Money Market Fund
Invesco Van Kampen Pennsylvania Tax Free Income Fund
Invesco Van Kampen Small Cap Growth Fund
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
Portfolios — Class B Shares
Invesco Capital Development Fund*
Invesco Charter Fund*
Invesco Constellation Fund*
Invesco Diversified Dividend Fund*
Invesco Large Cap Basic Value Fund*
Invesco Large Cap Growth Fund*
Invesco Summit Fund*
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
Portfolios — Class B Shares
Invesco Basic Balanced Fund*
Invesco European Small Company Fund*
Invesco Global Core Equity Fund*
Invesco International Small Company Fund*
Invesco Mid Cap Basic Value Fund*

Invesco Select Equity Fund*
Invesco Small Cap Equity Fund*
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Portfolios — Class B Shares
Invesco Balanced-Risk Retirement Now Fund*
Invesco Balanced-Risk Retirement 2010 Fund*
Invesco Balanced-Risk Retirement 2020 Fund*
Invesco Balanced-Risk Retirement 2030 Fund*
Invesco Balanced-Risk Retirement 2040 Fund*
Invesco Balanced-Risk Retirement 2050 Fund*
Invesco Basic Value Fund*
Invesco Conservative Allocation Fund*
Invesco Global Equity Fund*
Invesco Growth Allocation Fund*
Invesco Income Allocation Fund*
Invesco International Allocation Fund*
Invesco Mid Cap Core Equity Fund*
Invesco Moderate Allocation Fund*
Invesco Moderate Growth Allocation Fund*
Invesco Moderately Conservative Allocation Fund*
Invesco Small Cap Growth Fund*
Invesco Convertible Securities Fund
Invesco Van Kampen Asset Allocation Conservative Fund
Invesco Van Kampen Asset Allocation Growth Fund
Invesco Van Kampen Asset Allocation Moderate Fund
Invesco Van Kampen Harbor Fund
Invesco Van Kampen Leaders Fund
Invesco Van Kampen Real Estate Securities Fund
Invesco Van Kampen U.S. Mortgage Fund
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
Portfolios — Class B Shares
Invesco Asia Pacific Growth Fund*
Invesco European Growth Fund*
Invesco Global Growth Fund*
Invesco Global Small & Mid Cap Growth Fund*
Invesco International Core Equity Fund*
Invesco International Growth Fund*
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
Portfolios — Class B Shares
Invesco Balanced-Risk Allocation Fund*
Invesco China Fund*
Invesco Developing Markets Fund*
Invesco Emerging Market Local Currency Debt Fund*
Invesco Global Health Care Fund*
Invesco International Total Return Fund*
Invesco Japan Fund*

Invesco Global Fund*
Invesco Endeavor Fund*
Invesco Small Companies Fund*
Invesco Commodities Strategy Fund
Invesco Global Advantage Fund
Invesco Global Dividend Growth Securities Fund
Invesco Health Sciences Fund
Invesco International Growth Equity Fund
Invesco Pacific Growth Fund
Invesco Van Kampen Emerging Markets Fund
Invesco Van Kampen Global Bond Fund
Invesco Van Kampen Global Equity Allocation Fund
Invesco Van Kampen Global Franchise Fund
Invesco Van Kampen Global Tactical Asset Allocation Fund
Invesco Van Kampen International Advantage Fund
Invesco Van Kampen International Growth Fund
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
Portfolios — Class B Shares
Invesco Core Bond Fund*
Invesco Dynamics Fund*
Invesco Global Real Estate Fund*
Invesco High Yield Fund*
Invesco Income Fund*
Invesco Money Market Fund*
Invesco Municipal Bond Fund*
Invesco Real Estate Fund*
Invesco U.S. Government Fund*
Invesco High Yield Securities Fund
Invesco Van Kampen Core Plus Fixed Income Fund
Invesco Van Kampen Corporate Bond Fund
Invesco Van Kampen Government Securities Fund
Invesco Van Kampen High Yield Fund
Invesco Van Kampen Limited Duration Fund
Portfolios — Class B5 Shares
Invesco Money Market Fund
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
Portfolios — Class B Shares
Invesco Energy Fund*
Invesco Financial Services Fund*
Invesco Gold & Precious Metals Fund*
Invesco Leisure Fund*
Invesco Technology Fund*
Invesco Utilities Fund*
Invesco Mid-Cap Value Fund
Invesco Small-Mid Special Value Fund
Invesco Special Value Fund
Invesco Technology Sector Fund

Invesco U.S. Mid Cap Value Fund
Invesco U.S. Small Cap Value Fund
Invesco U.S. Small/Mid Cap Value Fund
Invesco Value Fund
Invesco Value II Fund
Invesco Van Kampen American Value Fund
Invesco Van Kampen Capital Growth Fund
Invesco Van Kampen Comstock Fund
Invesco Van Kampen Enterprise Fund
Invesco Van Kampen Mid Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund
Invesco Van Kampen Technology Fund
Invesco Van Kampen Utility Fund
Invesco Van Kampen Value Opportunities Fund
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
Portfolios — Class B Shares
Invesco High Income Municipal Fund*
Invesco Municipal Fund
Invesco Tax-Exempt Securities Fund
Invesco Van Kampen California Insured Tax Free Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Insured Tax Free Income Fund
Invesco Van Kampen Intermediate Term Municipal Income Fund
Invesco Van Kampen Municipal Income Fund
Invesco Van Kampen New York Tax Free Income Fund”

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